===============================================================================

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                 --------------------

                                       FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                                 --------------------


                  Date of Report (Date of earliest event reported):

                                  SEPTEMBER 5, 1996

                                 --------------------

                     CHARTER COMMUNICATIONS INTERNATIONAL, INC.
                                 --------------------

                                        NEVADA
            (State or other jurisdiction of incorporation or organization)



             33-25129-LA                             84-1097751
        (Commission File No.)                     (I.R.S. Employer
                                                 Identification No.)


        17100 EL CAMINO REAL
             SUITE 100
           HOUSTON, TEXAS                               77058
(Address of principal executive offices)              (Zip Code)


    Registrant's telephone number, including area code:  (713) 486-8337


               ----------------------------------------------
               (Former address, if changed since last report)

===============================================================================

                    INFORMATION INCLUDED IN THIS REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On September 5, 1996, Articles of Merger were filed with the Secretary of State of North Carolina pursuant to which Charter Communications International, Inc., a Nevada corporation (the "Registrant"), through its wholly owned subsidiary OCI Acquisition Corp., a North Carolina corporation ("Merger Sub"), acquired Overlook Communications International Corporation, a North Carolina corporation ("OCI") in a reverse triangular merger. The filing of the Articles of Merger and the consummation of the acquisition were pursuant to an Acquisition Agreement between Charter and OCI (the "Acquisition Agreement") a copy of which is attached hereto, and an Agreement and Plan of Merger between OCI and Merger Sub, a copy of which is attached hereto. In the merger, OCI was the surviving corporation and succeeded to all the properties, liabilities, rights and obligations of Merger Sub. The transaction will be accounted for as a purchase.

    The consideration paid to the former shareholders of OCI in the merger consisted of 8,999,960 shares of common stock, $.00001 par value per share ("Common Stock"), of the Registrant issued in a private placement exempt from registration under applicable federal and state securities laws. The shares of Common Stock issued in the transaction are, therefore, "restricted" securities and the certificates representing such shares bear legends prohibiting their transfer except pursuant to an effective registration under applicable federal and state securities laws. The shares of Common Stock of the Registrant issued to the former shareholders of OCI equals approximately 35% of the total issued and outstanding Common Stock of the Company after taking into account the consummation of the transaction. The amount of consideration paid to the former shareholders of OCI was determined through arms-length negotiations.

    OCI had in excess of five shareholders. Among OCI's shareholders were Messrs. Stephen E. Raville and Patrick E. Delaney, who held between them a majority of the common stock of OCI. Mr. Raville is (and was at all relevant times prior to the merger) a director and stockholder of the Registrant. Following consummation of the acquisition, Mr. Raville was elected Chairman of the Board of Directors of the Registrant. Mr. Delaney was elected to the board of directors of the Registrant on September 5, 1996, the day the merger was consummated, and has also been elected Chief Financial Officer of the Registrant. In connection with the acquisition of OCI, Messrs. Raville and Delaney have received registration rights covering certain shares of Common Stock received by them in the transaction. The registration rights granted to Messrs. Raville and Delaney require the registration of a number of shares equal to that which could be sold under the provisions of Rule 144 were such rule applicable, upon the date on which David G. Olson, the Chief Executive Officer of the Registrant, is permitted to sell shares of Common Stock pursuant to Rule 144. The Registrant is required to file a registration statement covering such shares only in the event of a demand by Mr. Raville or Mr. Delaney and only so long as such shares are not eligible for sale pursuant to the terms of Rule 144.

    OCI is principally engaged in the business of providing a full range of interactive and other call processing and support services to the national telepromotions and telecommunications industry. The principal executive offices of OCI are located at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339, and the telephone number at such offices is (770) 432-6800. The Registrant intends that OCI will continue to employ its properties and personel in such business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial statement of business acquired:

    The audited financial statements of OCI for the year ended December 31, 1995 are attached hereto. It is not practicable at this time for the Registrant to provide the interim financial statements of OCI. The Registrant will file such financial information required pursuant to Item 310 of Regulation S-B under cover of Form 8-K as soon as practicable and, in any event, within 60 days of the date hereof.

    (b)  PRO FORMA financial information:

    It is not practicable at this time for the Registrant to provide the pro forma financial information required in response to this Item 7. The Registrant is in the process of preparing the pro forma financial information required pursuant to Item 310(d) of Regulation S-B and will file such financial statements under cover of Form 8-K as soon as practicable and, in any event, within 60 days of the date hereof.

    (c) Exhibits:

         The following exhibits have been furnished in accordance with the provisions of Item 601 of Regulation S-B.

    Exhibit 2.01 - Agreement and Plan of Merger
    Exhibit 2.02 - Acquisition Agreement

                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    Dated: September 19, 1996


                             CHARTER COMMUNICATIONS INTERNATIONAL, INC.


                             By:           /s/  David G. Olson
                                 ----------------------------------------
                                  David G. Olson, Chief Executive Officer

                             FINANCIAL STATEMENTS

                            OVERLOOK COMMUNICATIONS
                           INTERNATIONAL CORPORATION

                  YEARS ENDED DECEMBER 31, 1995, 1994, AND 1993
                      WITH REPORT OF INDEPENDENT AUDITORS

                OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

                            FINANCIAL STATEMENTS

                Years ended December 31, 1995, 1994, and 1993




                                  CONTENTS

Report of Independent Auditors

Financial Statements

Balance Sheets
Statements of Operations
Statements of Shareholders' Equity (Deficit)
Statements of Cash Flows
Notes to Financial Statements

                      REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Overlook Communications International, Inc.


We have audited the accompanying consolidated balance sheets of Overlook Communications International, Inc. (the "Company") as of December 31, 1995 and 1994 and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for the three years ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Overlook Communications International, Inc. at December 31, 1995 and 1994 and the results of its operations and its cash flows for the three years ended December 31, 1995 in conformity with generally accepted accounting principles.

                                               ERNST & YOUNG LLP


July 19, 1996

              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

                                BALANCE SHEETS

                                                                                    December
                                                                        -------------------------------
                                                                            1995                1994
                                                                        ----------           ----------
ASSETS
Current assets:
         Cash                                                           $   41,840           $  178,145
         Accounts receivable, net of allowance for
            doubtful account of $33,840 in 1995 and
            $27,233 in 1994                                                201,526              141,893
         Receivables from related party                                    258,961               87,810
         Other assets                                                      182,563               61,093
                                                                        ----------           ----------
Total current assets                                                       684,890              468,941
Property and equipment:
         Projects in development                                           148,019              124,679
         Furniture and fixtures                                             58,843               57,498
         Equipment                                                         953,380              662,830
         Software                                                          353,536              199,532
                                                                        ----------           ----------
                                                                         1,513,778            1,044,539
         Less accumulated depreciation                                    (429,039)            (215,928)
                                                                        ----------           ----------
                                                                         1,084,739              828,611
                                                                        ----------           ----------
Total assets                                                            $1,769,629           $1,297,552
                                                                        ----------           ----------
                                                                        ----------           ----------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
         Accounts payable                                                 $984,300             $204,532
         Accrued liabilities                                               294,622              147,428
         Accrued commissions                                                55,298              182,329
         Advances from shareholders                                        808,893                    -
         Capital lease obligation due within one year                       10,935                9,704
                                                                        ----------           ----------
         Total current liabilities                                       2,154,048              543,993
Long-term note payable                                                      50,000                    -
Capital lease obligation, less current portion                              36,429               47,363
                                                                        ----------           ----------
Total liabilities                                                        2,240,477              591,356

Shareholders' equity (deficit):
         Common stock, $.001 par value, 50,000,000
            shares authorized, 27,443,333 and 25,776,667 shares
            issued at December 31, 1995 and
            1994, respectively                                              27,443               25,776
         Paid-in capital in excess of par value                          1,610,057            1,511,724
         Accumulated deficit                                            (1,934,048)            (831,304)
         Treasury stock, 2,905,000 shares of common
            stock, at cost                                                (174,300)                   -
                                                                        ----------           ----------
Total shareholders' equity (deficit)                                      (470,848)             706,196
                                                                        ----------           ----------
Total liabilities and shareholders' equity                              $1,769,629           $1,297,552
                                                                        ----------           ----------
                                                                        ----------           ----------


SEE ACCOMPANYING NOTES.

             OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

                           STATEMENTS OF OPERATIONS


                                           Year ended December 31
                                     1995           1994         1993
                                 -----------     ----------    ----------
Revenues                         $ 1,793,598     $1,459,404    $1,948,684
Cost of services                     646,366        248,937       869,882
                                 -----------     ----------    ----------
                                   1,147,232      1,210,467     1,078,802
Selling, general, and
 administrative expense            1,968,674      1,884,050       988,091
Depreciation                         213,111        127,290        88,638
                                 -----------     ----------    ----------
Income (loss) from operations     (1,034,553)      (800,873)        2,073
Interest expense                      68,191         19,356        13,148
                                 -----------     ----------    ----------
Net loss                         $(1,102,744)    $ (820,229)   $  (11,075)
                                 -----------     ----------    ----------
                                 -----------     ----------    ----------

SEE ACCOMPANYING NOTES.

              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

                 STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)

                                                                                              Total
                                                                                           Shareholders'
                                  Common      Paid-in-     Accumulated      Treasury          Equity
                                  Stock       Capital        Deficit         Stock           (Deficit)
                                 -------     ----------    -----------     ---------       -----------
Balances at December 31, 1992    $ 8,250     $  291,750    $         -     $       -       $   300,000
  Common stock issued                345        182,155              -             -           182,500
  Net loss                             -              -        (11,075)            -           (11,075)
                                 -------     ----------    -----------     ---------       -----------
Balances at December 31, 1993      8,595        473,905        (11,075)            -           471,425
  Common stock issued             11,603        733,697              -             -           745,300
  Conversion of advances
    to common stock                5,078        299,622              -             -           304,700
  Exercise of warrants               500          4,500              -             -             5,000
  Net loss                             -              -       (820,229)            -          (820,229)
                                 -------     ----------    -----------     ---------       -----------
Balances at December 31, 1994     25,776      1,511,724       (831,304)            -           706,196
  Common stock issued              1,667         98,333              -             -           100,000
  Purchase of common
    stock for treasury                 -              -              -      (174,300)         (174,300)
  Net loss                             -              -     (1,102,744)            -        (1,102,744)
                                 -------     ----------    -----------     ---------       -----------
Balances at December 31, 1995    $27,443     $1,610,057    $(1,934,048)    $(174,300)      $  (470,848)
                                 -------     ----------    -----------     ---------       -----------
                                 -------     ----------    -----------     ---------       -----------


SEE ACCOMPANYING NOTES.

               OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

                           STATEMENTS OF CASH FLOWS

                                                                               December 31
                                                                 1995             1994             1993
                                                            -----------        ---------        ---------
OPERATING ACTIVITIES
Net loss                                                    $(1,102,744)       $(820,229)       $ (11,075)
Adjustments to reconcile net loss to net cash used in
 operating activities:
       Depreciation expense                                     213,111          127,290           88,638
       Changes in operating assets and liabilities:
           Accounts receivable                                  (59,633)         331,615         (378,508)
           Receivable from related party                       (171,151)         (87,810)               -
           Other assets                                        (121,470)         207,161         (268,254)
           Accounts payable                                     779,768          144,793           59,739
           Accrued liabilities                                   20,163         (213,721)         466,531
                                                            -----------        ---------        ---------
Net cash flows used in operating activities                    (441,956)        (310,901)         (42,929)

INVESTING ACTIVITIES
Investments in property, and equipment                         (469,239)        (449,264)         (61,222)
                                                            -----------        ---------        ---------
Net cash flows used in investing activities                    (469,239)        (449,264)         (61,222)

FINANCING ACTIVITIES
Repayment of capital lease obligations                           (9,703)          (2,986)               -
Proceeds from shareholder loans and advances                    808,893          250,000          282,500
Repayment of shareholder loans                                        -         (100,853)        (150,000)
Proceeds from note payable                                       50,000                -                -
Repayment of notes payable                                            -                -         (264,162)
Proceeds from issuance of common stock                          100,000          750,300          182,500
Purchase of treasury stock                                     (174,300)               -                -
                                                            -----------        ---------        ---------
Net cash flows from financing activities                        774,890          896,461           50,838
                                                            -----------        ---------        ---------

Net (decrease) increase in cash                                (136,305)         136,296          (53,313)
Cash at the beginning of the year                               178,145           41,849           95,162
                                                            -----------        ---------        ---------
Cash at the end of the year                                     $41,840         $178,145          $41,849
                                                            -----------        ---------        ---------
                                                            -----------        ---------        ---------
SUPPLEMENTAL INFORMATION
Interest paid                                                    $9,183           $4,210          $15,011
                                                            -----------        ---------        ---------
                                                            -----------        ---------        ---------
Conversion of advances to common stock                      $         -        $ 304,700        $       -
                                                            -----------        ---------        ---------
                                                            -----------        ---------        ---------


SEE ACCOMPANYING NOTES.

              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

                       NOTES TO FINANCIAL STATEMENTS

                             December 31, 1995


1.    DESCRIPTION OF THE BUSINESS AND OPERATIONS

Overlook Communications International Corporation (the "Company" or "OCI"), a North Carolina corporation, is an independent telecommunications service bureau and reseller of domestic and international long-distance services including prepaid calling cards and 800 and 900 traffic to customers in the United States. Operations commenced in December 1992 with the purchase of certain assets and equipment from TelAmerica Corporation and the assumption of certain notes payable.

The Company has a limited operating history and has sustained net losses since its inception. In addition, the Company has working capital deficiencies of $1,469,158 and $75,052 at December 31, 1995 and 1994,
respectively, and has generated negative cash flows from operations of $441,956, $310,901, and $42,929 during the years ended December 31, 1995,
1994 and  1993, respectively.   Further, since its  formation, the Company
has  experienced changes in its operations which  have required substantial
additional capital.   The Company's changes in operations and  its plans for
growth have placed and will continue to place,  significant demands on the
Company's  financial  and  other  resources.   Certain  shareholders  have
agreed to provide additional financial support, if necessary, such that the Company will be able to meet its obligations.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REVENUE RECOGNITION

The Company recognizes revenue when services are provided.

ADVERTISING EXPENSES

The Company accounts for advertising costs in accordance with the American Institute of Certified Public Accountants Statement of Position No. 93-7 "Reporting on Advertising Costs." Costs of print or other advertising are expensed when such costs are incurred. Advertising expenses amounted to $22,103, $34,894, and $6,883 for the years ended
December 31, 1995,  1994, and 1993, respectively.   At December 31, 1995, the
Company  capitalized approximately

              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

$41,000 in costs paid to develop a marketing campaign, which the Company expects to launch in 1996. The capitalized costs will be expensed at the date of the initiation of the campaign.

KEY SUPPLIERS

The Company does not own a transmission network and, accordingly, relies on both facilities-based and non-facilities based long-distance carriers and other companies to provide transmission of its subscribers' long-distance calls. Although management feels that alternative telecommunications facilities could be found in a timely manner, disruption of these services for more than a brief period would have an adverse effect on operating
results.   During 1995,  certain  carriers utilized  by  the Company
experienced regional network outages. The effect of these outages on the Company was not material.

ACCOUNTS RECEIVABLE

Accounts receivable are unsecured and the Company is  at risk to the extent
such  amounts become uncollectible. Credit  losses  relating  to   the
companies  business  areas  have  consistently  been  within   management's
expectations.

OPERATING EQUIPMENT

Operating equipment  is stated  at  cost.   Depreciation is  computed  on the
straight-line  method over  the estimated  useful  life of  the  assets.
The estimated use life of all telecommunications equipment and operating software is 5 years.

The Company capitalizes as  part of the equipment  the cost of  initial
installation.  Repairs  and maintenance are  expensed as  incurred.   The
cost of developing software for operations, developed internally and by contractors, is accumulated as projects in development until software is
fully operational.   Once development is completed, the asset is capitalized
as software and depreciation is recorded.

LONG-LIVED ASSETS

In 1995,  the Company adopted  Statement of Financial  Accounting Standards
("SFAS")  No. 121, "Accounting  for the Impairment of  Long-Lived Assets and
for Long-Lived  Assets to Be Disposed of."   SFAS No. 121 establishes
accounting standards for the impairment of long-lived assets, certain identifiable intangibles, and goodwill related to those assets to be held and used for long-lived assets and certain identifiable intangibles to be disposed of. The effect of adopting SFAS No. 121 was not material.

The Company periodically reviews the values assigned to long-lived assets, such as property and equipment to determine whether any impairments are other than temporary. Management believes that the long-lived assets in the accompanying balance sheets are appropriately valued.

              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

3.    ADVANCES FROM SHAREHOLDERS

Three major shareholders advanced funds to the Company during 1994 and 1995 to be used for working capital purposes and the acquisition of equipment. These advances are unsecured and accrue interest at prime rate plus 3% ($58,441 at December 31, 1995).

During 1994 $304,700 in shareholder advances were converted to 5,078,333 shares of common stock.

4.    LONG-TERM NOTE PAYABLE

In May 1995 the Company borrowed $50,000 due June 9, 1998 with interest payable quarterly at prime rate plus 3%. A warrant to purchase 416,000 shares of common stock for $.06 per share was issued in conjunction with
this transaction.   The Company exercised its right to  make early payment of
the  note on June 9, 1996, which reduced the  number of  shares of common
stock available  under the  warrant to 208,333.   The warrants  were
simultaneously converted to shares of common stock.

5.    LEASES

The  Company leases  office  space under  noncancelable  operating lease
agreements.   In  1994,  the  Company executed  a long-term lease agreement for its internal phone system. It is treated as a capital lease and its cost of $75,066 is included as equipment under fixed assets.

Future minimum payments at December 31, 1995 are:

                                                         Operating       Capital
                                                           Lease          Lease
                                                         ----------      -------

       1996                                              $  219,212      $16,030
       1997                                                 219,212       16,030
       1998                                                 219,212       16,030
       1999                                                 219,212       10,687
       2000                                                 182,676          --
                                                         ----------     --------
       Total minimum lease payments                      $1,059,524      $58,777
       Less amount representing interest                 ----------       11,413
                                                         ----------     --------
       Present value of net minimum lease payments                       $47,364
                                                                        --------
                                                                        --------

Rental expense under operating leases amounted to $217,034, $229,696, and $161,091 for each of the three years ended December 31, 1995.

              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

6.    COMMON STOCK

The Company  has 50,000,000  shares of  common stock  authorized.   During
1995, the shareholders approved a change from no par stock to $.001 per share and this change is reflected retroactively in the financial statements.

7.    STOCK OPTIONS

In 1995,  the  shareholders approved  the Overlook  Communications
International Corporation Incentive Stock Option Plan ("ISO Plan"), which is intended to encourage certain employees to increase their proprietary interest in the success of the Company and to remain in the employ of the Company.

It is intended that the ISO Plan and the options granted qualify within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. The ISO Plan is administered by a committee of the Board.

In June  1995, the  Board authorized  2,000,000 options to  purchase common
stock  for $.06  per share.   Stock option grants  were made  for 1,920,000
shares in  November 1995  to eligible  employees.   These grants  vest
ratably over a four year period.

In 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation." The Company has not yet determined which of the acceptable approaches it will use under the stock
compensation  standard.   Adoption of  certain approaches  under the  stock
compensation standard could result in noncash charges, which if made are not expected to be material. At a minimum, the standard will require disclosures about the fair value of the employee stock options.

8.    WARRANT ACTIVITY

In December 1992 Memphis Business Capital Corporation was issued a warrant for 10,000 shares of common stock with an exercise price of $.53, which expires on December 17, 1997. The warrants were issued in conjunction with a loan, which was paid in full in April 1993.

In September 1994, a warrant to purchase 2,400,000 shares of common stock at $.12 per share was granted by the Board to The Willy Group, Ltd. in
exchange for prior  warrants and a change in a royalty agreement.   The
warrant was exercised in June 1996.

In September 1994, a founder and Board member was granted a warrant to purchase 400,000 shares of common stock at $.12 per share. The warrant expires on December 31, 1996.

In 1994,  the Company  issued various warrants  to a major  shareholder in
connection with loans  made to  the Company.   These  warrants expire on
April 1,  1996 and  give the shareholder the  right

              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION to purchase 277,777 shares of common stock at $.09 per share. At March 31, 1996, these warrants were exercised.

9.    INCOME TAX

Due to the uncertainty of future operating income levels, net deferred tax assets of $1,052,743 and $876,711 at December 31, 1995 and 1994 have been
offset by valuation  allowances of the same amounts.   Deferred tax assets
come about primarily from net operating loss carryforwards.

At December 31, 1995, the Company had net operating loss carryforwards of approximately $1,884,047, which expire between 2008 and 2011.

No income taxes were paid in 1995 and 1994.

10.   FINANCIAL INSTRUMENTS

In 1995, the Company adopted SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," which requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet.

The carrying amount of cash and receivables approximates fair value because their maturity is generally less than one year in duration. The fair value of the notes payable and capital lease obligation approximates their carrying value at December 31, 1995 and 1994.

11.   RELATED PARTY TRANSACTIONS

The  Company   paid  a  shareholder  $72,000  and  $54,000  for  consulting services  during  1995  and  1994, respectively.

During 1995 and 1994; OCI and a company owned by several OCI shareholders shared long-distance services. OCI received and paid all invoices for services to both entities and subsequently billed the related entity for its portion of the invoice. This arrangement was established to create volume and reduce price per minute to both entities. At December 31, 1995 and 1994, the related company owed OCI $258,961 and $87,810, respectively, relating to this arrangement.

During 1995, a shareholder of the Company funded the construction of approximately 80 debit card vending machines. These machines were placed in service in late 1995 and 1996, and are used to distribute the Company's prepaid debit cards. In July 1996, the Company purchased all vending machines that were owned by the shareholder in exchange for a $302,000 note payable, due July 31, 1997, bearing interest at prime rate.


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
              OVERLOOK COMMUNICATIONS INTERNATIONAL CORPORATION

                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

12.   MAJOR CUSTOMER INFORMATION

During 1993, 36% of the Company's operating revenue was derived from services provided to one customer. During 1995 and 1994, 41% and 49%, respectively, of the Company's revenue was derived from commissions earned by the Company from a long-distance carrier based on an agency agreement between the Company and the carrier.

13.   LITIGATION AND CONTINGENCIES

During 1995, the Company settled various claims of a former employee and shareholder. As a result of this settlement, all claims were dropped and the Company agreed to repurchase all shares of common stock held by the former employee.

Various legal actions arising in the normal course of business have been brought against the Company and certain of its subsidiaries. Management believes that the ultimate resolution of these actions will not have a material adverse effect on the Company's financial position or results of operations, taken as a whole.

14.   SUBSEQUENT EVENTS

SHAREHOLDER ADVANCES

On March 13, 1996, the Board of Directors approved a resolution that converted advances made to the Company by three shareholders into notes
payable  due two  years from  the date  of the  advance.   These notes  bear
interest at prime plus 3%. In addition, each note will have warrants to purchase common stock of the Company at $.06 per share, exercisable for a period of two years beginning one year after the advance, for a number of shares equal to one-half of the dollar value (at $.06 per share) of the
amount  of the advance.   In the event  the Company repays  the note within
one year of the date of the related advance, 50% of the warrants relating to the repaid advance will be canceled.

On July 12, 1996, the Board of Directors, by unanimous consent, modified the terms of these notes to allow conversion of the notes and all accrued interest to common stock of the Company at a rate of $.06 per share.

MERGER

On  May 21,  1996, the  Company agreed  to merge  with  Charter
Communications International, Inc. ("C.Com"). Under the provisions of the proposed transaction, C.Com will exchange approximately 40% of its common
stock for the  stock of  OCI.   C.Com is  an international
telecommunications provider and Internet communications network located in Houston, Texas.


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